UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to ss.240.14a-12

                             FIDELITY BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
        (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
        (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
        (5) Total fee paid:
--------------------------------------------------------------------------------

[  ]    Fee paid previously with preliminary materials.

[ ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount previously paid:
--------------------------------------------------------------------------------
        (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
        (3) Filing Party:
--------------------------------------------------------------------------------
        (4) Date Filed:
--------------------------------------------------------------------------------

                       [FIDELITY BANCORP, INC. LETTERHEAD]



January 9, 2004


Dear Stockholder:

     You are cordially invited to attend the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Fidelity Bancorp, Inc. The Annual Meeting will be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 10, 2004, at 5:00 p.m., eastern time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions you may have.

     Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

     Your continued interest in Fidelity Bancorp, Inc. is sincerely appreciated.

                                        Very truly yours,

                                        /s/ William L. Windisch

                                        William L. Windisch
                                        Chairman of the Board

--------------------------------------------------------------------------------

                             FIDELITY BANCORP, INC.
                               1009 PERRY HIGHWAY
                         PITTSBURGH, PENNSYLVANIA 15237
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 10, 2004
--------------------------------------------------------------------------------

     The Annual Meeting of Stockholders (the "Annual Meeting") of Fidelity Bancorp, Inc. (the "Company") will be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 10, 2004, at 5:00 p.m., eastern time, for the following purposes:

     (1)  To elect two directors of the Company; and

     (2)  Such other matters as may properly come before the Annual Meeting.

     The Board of Directors is not aware of any other business to come before the Annual Meeting. Stockholders of record at the close of business on December 26, 2003 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     A copy of the Company's Annual Report to Stockholders for the fiscal year ended September 30, 2003 is enclosed.

     YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND IN PERSON. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Annie G. McGrath

                                    ANNIE G. MCGRATH
                                    SECRETARY

Pittsburgh, Pennsylvania
January 9, 2004

--------------------------------------------------------------------------------
THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF- ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FIDELITY BANCORP, INC.
                               1009 PERRY HIGHWAY
                         PITTSBURGH, PENNSYLVANIA 15237
                                 PROXY STATEMENT
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 10, 2004
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Fidelity Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders which will be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 10, 2004, at 5:00 p.m., eastern time, and at any adjournments or postponements thereof (the "Annual Meeting"). The accompanying Notice of Annual Meeting of Stockholders and proxy card and this Proxy Statement are first being sent to stockholders on or about January 9, 2004.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     All properly executed written proxies that are delivered pursuant to this Proxy Statement will be voted on all matters that properly come before the Annual Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted: (a) FOR the election as directors of the nominees named in Proposal I; and (b) in the discretion of the proxy holders, as to any other matters that may properly come before the Annual Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (Annie G. McGrath at 1009 Perry Highway, Pittsburgh, Pennsylvania 15237) written notice of such revocation; (ii) submitting a duly executed proxy bearing a later date; or (iii) attending the Annual Meeting and giving the Secretary notice of your intention to vote in person. The mere presence of a stockholder at the Annual Meeting will not in and of itself revoke such stockholder's proxy.

--------------------------------------------------------------------------------
                       VOTING SECURITIES AND VOTE REQUIRED
--------------------------------------------------------------------------------

     The Board of Directors has fixed the close of business on December 26, 2003 as the record date (the "Record Date") for the determination of stockholders who are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 2,435,108 shares of the Company's common stock, $.10 par value, outstanding (the "Common Stock"). Stockholders are entitled to one vote for each share of Common Stock held on the Record Date.

     The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter ("Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy being provided by the Board of Directors enables a stockholder to vote for the election of the nominees, proposed by the Board of Directors, as set forth in Proposal I, or to withhold authority to vote for the nominees being proposed. Such directors shall be elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

     Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth information regarding all persons or groups known to the Company to beneficially own more than 5% of the Common Stock.

NAME AND ADDRESS                                          AMOUNT AND NATURE OF       PERCENT OF
OF BENEFICIAL OWNER                                       BENEFICIAL OWNERSHIP      COMMON STOCK
--------------------                                      --------------------      ------------
Fidelity Bancorp, Inc.                                        219,391(1)               9.01%
Employee Stock Ownership Plan
1009 Perry Highway
Pittsburgh, PA  15237

Banc Fund IV L.P.                                             189,554(2)               7.78%
Banc Fund V L.P.
Banc Fund VI L.P.
208 South LaSalle Street
Chicago, IL  60604

------------------
(1) Pursuant to a Schedule 13G filed by the Company on behalf of three non-employee directors who are the trustees of the Company's Employee Stock Ownership Plan ("ESOP"), which has shared voting and dispositive power over 219,391 shares of Common Stock. The Board of Directors has appointed a committee consisting of non-employee Directors Joanne Ross Wilder, Charles
     E. Nettrour, and Robert F. Kastelic to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustees"). The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the record date, 211,604 shares have been allocated under the ESOP to participant accounts.
(2) The information is derived from a Schedule 13G filed February 13, 2003 and adjusted for the 10% stock dividend paid on May 28, 2003, by Banc Fund IV L.P., Banc Fund V L.P., and Banc Fund VI L.P. (collectively, the "Reporting Persons"), which stated that Banc Fund IV L.P. has sole voting power with respect to 89,876 shares, Banc Fund V L.P. has sole voting power with respect to 79,962 shares, and Banc Fund VI L.P. has sole voting power with respect to 19,716 shares. The Schedule 13G also stated that Charles J. Moore as investment manager for Banc Fund IV L.P., Banc Fund V L.P., and Banc Fund VI L.P. has voting and dispositive power over the shares held by each of the Reporting Persons.

--------------------------------------------------------------------------------
             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers to file with the Securities and Exchange Commission reports of their beneficial ownership and changes in their beneficial ownership of equity securities of the Company and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2003 fiscal year. The Company is not aware of any beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Articles of Incorporation require directors to be divided into three classes, as nearly equal in number as possible with one class standing for election at each annual meeting. Directors serve for terms of three years each or until their successors are elected and qualified. The Board of Directors currently consists of seven members, each of whom also serves as a director of Fidelity Bank, PaSB (the "Bank"). Two directors will be elected at the Annual Meeting.

     Robert F. Kastelic and Oliver D. Keefer have been nominated by the Board of Directors to serve as directors each for a term to expire in 2007. The Nominees are currently members of the Board of Directors and will serve for their respective terms or until their successors have been elected and qualified.

     The persons named as proxies in the enclosed proxy card intend to vote for the election of the persons listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

     The following table sets forth each nominee and continuing director's name, age, the year he or she first became a director, the year in which his or her current term will expire and the number of shares and percentage of the Common Stock he or she beneficially owned on the Record Date. The following table also sets forth, for all executive officers and directors as a group and for each executive officer, the number of shares and the percentage of the Common Stock outstanding beneficially owned on the Record Date.

                                                                                      SHARES OF COMMON
                                                YEAR FIRST          CURRENT          STOCK BENEFICIALLY         PERCENT
                                                  ELECTED           TERM TO              OWNED AS OF              OF
NAME                               AGE(1)       DIRECTOR(2)         EXPIRE             RECORD DATE(3)            CLASS
----                               ---          --------           --------            -----------              ------
                                         BOARD NOMINEES FOR TERM TO EXPIRE IN 2007
Robert F. Kastelic                   69            1990              2004                 24,691(4)               1.00%
Oliver D. Keefer                     70            1987              2004                 54,899                  2.24%

                                              DIRECTORS CONTINUING IN OFFICE
Charles E. Nettrour                  71            1987              2005                 96,992(4)               3.95%
William L. Windisch                  70            1958              2005                119,386                  4.83%
J. Robert Gales                      68            1984              2005                107,558(5)               4.38%
Richard G. Spencer                   56            2001              2006                 73,766(6)               2.99%
Joanne Ross Wilder                   60            1996              2006                  7,577(4)                  *

                                         EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Michael A. Mooney                    49             --                --                  49,661(7)               2.01%
Lisa L. Griffith                     36             --                --                   6,082(8)                  *
All executive officers
and directors as a group                                                                 540,612                 20.56%
(9 persons)

------------------------
*    Less than 1% of the Common Stock outstanding.
(1)  As of September 30, 2003.
(2) Includes terms as a director of the Bank prior to the formation of the Company in 1993. All directors of the Company currently serve as directors of the Bank.
(3) Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares. Includes shares of Common Stock which may be acquired within 60 days pursuant to the exercise of outstanding stock options. The amounts of such shares included above are as follows: Robert F. Kastelic 21,875, Oliver D. Keefer 14,333, Charles E. Nettrour 21,875, William L. Windisch 36,001, J. Robert Gales 21,875, Richard G. Spencer 34,041, Joanne Ross Wilder 5,500, Michael A. Mooney 37,154 and Lisa L. Griffith 2,200.
(4) Excludes 219,391 shares held under the ESOP for which such individual serves as an ESOP Trustee or as a member of the ESOP Committee. Such individuals disclaim beneficial ownership with respect to shares held in a fiduciary capacity.
(5)  Includes 39,921 shares owned solely by his spouse and 45,762 shares held by
     J. R. Gales & Associates Profit Sharing Plan.
(6) Includes 21,105 shares owned jointly with his spouse and 458 shares owned by his children.
(7)  Includes 1,670 shares owned jointly with his spouse.
(8)  Includes 173 shares owned jointly with her spouse.

BIOGRAPHICAL INFORMATION

     The principal occupation during the past five years of each nominee, director and executive officer of the Company is set forth below.

     NOMINEES FOR DIRECTORS:

     ROBERT F. KASTELIC is the retired President and Chief Executive Officer of X-Mark/CDT, a precision metal manufacturer in Washington, Pennsylvania. He is also Chairman of the Board of Directors of Quasitronics Inc., an electronic and computer peripheral equipment company in Houston, Pennsylvania.

     OLIVER D. KEEFER is owner of Ralph E. Lane, P.C., certified public accountants in Zelienople, Pennsylvania.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

     CONTINUING DIRECTORS:

     CHARLES E. NETTROUR is President and Chief Executive Officer of Martin & Nettrour, Incorporated, an insurance brokerage and consulting firm in Pittsburgh, Pennsylvania and also of Retirement Designs Unlimited, Inc., retirement plan specialists in Pittsburgh, Pennsylvania.

     WILLIAM L. WINDISCH is Chairman of the Board of the Company and the Bank. Mr. Windisch retired as Chief Executive Officer of the Company and Bank on December 31, 2002 after serving with the Bank for 47 years.

     J. ROBERT GALES is President and owner of J.R. Gales & Associates, a civil engineering consulting firm in Pittsburgh, Pennsylvania.

     RICHARD G. SPENCER was appointed Chief Executive Officer of the Company and the Bank on January 1, 2003. Since January 1, 2001, Mr. Spencer had served as President and Chief Operating Officer of the Company and Bank. Prior to January 1, 2001, Mr. Spencer served as Chief Financial Officer and Treasurer of the Company and Bank.

     JOANNE ROSS WILDER is President of Wilder & Mahood, P.C., a legal services firm in Pittsburgh, Pennsylvania.

     EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS:

     MICHAEL A. MOONEY is the Executive Vice President of the Company and Bank and the Chief Lending Officer and Sales Manager of the Bank.

     LISA L. GRIFFITH has been Chief Financial Officer of the Company and Bank since April 2001. Previously, Ms. Griffith was Senior Assistant Vice President/Audit Manager of Parkvale Bank from January 2000 to March 2001 and was Vice President and Controller of the Bank from October 1996 to December 1999. Ms. Griffith is a certified public accountant.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended September 30, 2003, the Board of Directors held a total of 12 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and meeting of committees of which he or she was a member during the period of their service. The Company encourages directors to attend annual meetings of stockholders. All directors attended the 2003 Annual Meeting of Stockholders. In addition to other committees, as of September 30, 2003, the Company had a Nominating Committee, a Compensation Committee, and an Audit Committee.

     The full Board of Directors acts as a nominating committee for the selection of management's nominees for director. The Board of Directors believes that it is appropriate for the full Board of Directors to act as a nominating committee since a majority of the Board of Directors consists of persons who are independent as defined in the independence standards of The Nasdaq Stock Market. The Board of Directors will consider candidates recommended by stockholders. Such recommendations should be addressed to Secretary, Fidelity Bancorp, Inc., 1009 Perry Highway, Pittsburgh, Pennsylvania 15237. The Board of Directors will only consider stockholder-recommended candidates who meet the eligibility requirements for directors under the Company's Bylaws. The Board of Directors has not received any stockholder recommendations of director candidates for this annual meeting or otherwise. The Board of Directors has not adopted a separate charter for when it acts as a nominating committee. The Board of Directors met once as a Nominating Committee during fiscal year 2003.

     The Compensation Committee is comprised of Directors Gales, Kastelic, Keefer, Nettrour and Wilder. This standing committee has the responsibility of reviewing the compensation paid by the Company and the Bank. The Committee met once during the 2003 fiscal year.

     The Audit Committee is comprised of the non-employee Directors Gales, Kastelic, Keefer and Wilder. The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the rules of The Nasdaq Stock Market. The Board of Directors has determined that Mr.
Keefer is an Audit Committee Financial Expert within the meaning of the regulations of the Securities and Exchange Commission. Mr. Keefer is independent within the meaning of the listing requirements of the Nasdaq Stock Market. The Board of Directors have adopted a written audit committee charter. A copy of the Audit Committee's Charter is attached as Appendix A hereto. The Audit Committee is a standing committee and reviews the records and affairs of the Company and the Bank to determine its financial condition, reviews with management and the independent auditors the systems of internal control, and monitors the Company's and the Bank's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee met six times during the 2003 fiscal year.

DIRECTOR COMPENSATION

     Non-employee directors of the Company receive an annual stipend of $12,750 per year without regard to attendance at meetings. No fees are paid by the Company for attending Board or Committee meetings of the Company, although such meetings are generally held in conjunction with comparable meetings of the Bank for which fees are paid. Directors of the Bank receive $375 for each regular or special Board meeting attended, $375 for the first Bank Committee meeting attended on any date, $175 for any subsequent Bank Committee meeting held on the same date, and $175 for any telephone Bank Committee meeting. Mr. Windisch receives $30,000 annually for his service as Chairman of the Company and Bank and for consulting services. Employee directors receive no director's fees. For the fiscal year ended September 30, 2003, the Company paid a total of approximately $113,673 in directors' fees.

     Under the terms of the 2002 Stock Compensation Plan, options to purchase 2,876 shares of common stock (as adjusted for the 10% stock dividend paid in May
2003) were granted to each director of the Company as of December 31, 2002 and options to purchase 1,874 shares of common stock were granted to each director as of December 31, 2003, in each case, with an exercise price equal to the fair market value of the Common Stock on the date of grant. These options had a term of ten years and were immediately exercisable.

     Under the terms of the 2001 Stock Compensation Plan (the "2001 Program"), an aggregate of 23,716 of authorized but unissued shares (as adjusted for the 10% stock dividends paid in May 2002 and 2003) were reserved for future issue to non-employee directors upon exercise of stock options granted under the 2001 Program. In the fiscal year ended September 30, 2003, each non-employee director received options to purchase 2,623 shares of Common Stock from the reserved shares under the 2001 Program.

EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE. The following table sets forth the cash and non-cash compensation awarded during each of the last three fiscal years to each person who served as the Company's Chief Executive Officer during the last fiscal year and to each executive officer whose annual salary and bonus exceeded $100,000 during the last fiscal year. No other executive officer of the Company had a salary and bonus during such periods that exceeded $100,000 for services rendered in all capacities to the Bank or the Company in the aggregate.

                                                                                                  LONG TERM
                                                                                                 COMPENSATION
                                                          ANNUAL COMPENSATION                       AWARDS
                                              ------------------------------------------------   ------------
                                                                                OTHER             SECURITIES           ALL
                                    FISCAL                                      ANNUAL            UNDERLYING          OTHER
NAME & PRINCIPAL POSITION            YEAR     SALARY($)(1)   BONUS($)       COMPENSATION($)(2)   OPTIONS (#)(3)    COMPENSATION($)
-------------------------            ----     ---------      --------       ------------------   --------------    ---------------
Richard G. Spencer                  2003      $151,811        $25,780              --               4,950          $ 37,241 (5)
President and Chief                 2002       125,185         17,423              --               3,850            24,538
Executive Officer                   2001       111,638         28,087              --               2,500            21,641

William L. Windisch (4)             2003        76,702         47,975              --               5,500            93,039 (6)
Chairman of the Board               2002       185,169         33,380              --               4,400           106,080
                                    2001       165,423         42,130              --               3,000            96,699

Michael A. Mooney                   2003       123,283         22,280              --               3,850            24,801 (7)
Executive Vice President            2002       109,973         15,915              --               2,750            21,127
and Chief Lending Officer           2001       104,715         28,087              --               2,500            18,600

------------------------
(1) Includes amounts deferred pursuant to the Company's Thrift Plan which allows employees to defer up to 20% of their compensation, up to the maximum established by law.
(2) The value of perquisites and personal benefits received by any named executive officer did not exceed the lesser of $50,000 or 10% of salary and bonus in any of the last three fiscal years.
(3)  See " -- Stock Awards."
(4) Mr. Windisch retired from his position as Chief Executive Officer on December 31, 2002.

                                                                                         (footnotes continued on next page)

                                       7

(5) Consists of matching contributions by the Bank of $4,918 pursuant to the Bank's Thrift Plan, the value of 491 shares of stock at a cost of $7.31 per share allocated under the ESOP, accrued benefit of $28,142 under the Salary Continuation Plan and $589 relating to the premium expense of the life insurance policy under the Group Term Replacement Plan. As of September 30, 2003, the ESOP shares had a fair value of $11,651.
(6) Consists of matching contributions by the Bank of $1,830 to the Bank's Thrift Plan, the value of 646 shares of stock at a cost of $7.31 per share allocated under the ESOP, accrued benefit of $48,077 under the Salary Continuation Plan, payments of $35,250 under the Salary Continuation Plan and $3,159 relating to the premium expense of the life insurance policy under the Group Term Replacement Plan. As of September 30, 2003, the ESOP shares had a fair value of $15,318.
(7) Consists of matching contributions by the Bank of $3,135 pursuant to the Bank's Thrift Plan, the value of 424 shares of stock at a cost of $7.31 per share allocated under the ESOP, accrued benefit of $18,351 under the Salary Continuation Plan and $215 relating to the premium expense of the life insurance policy under the Group Term Replacement Plan. As of September 30, 2003, the ESOP shares had a fair value of $10,054.

EMPLOYMENT AGREEMENTS

     The Bank has employment agreements with Messrs. Spencer and Mooney. The employment agreements provide for a term of three years. The agreements may be terminable by the Bank for "just cause" as defined in the agreement. If the Bank terminates an officer without just cause, the officer will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement, but in no event for a period of less than one year. The employment agreements contain a provision stating that in the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Bank, each officer will be paid in a lump sum an amount equal to 2.99 times his average taxable compensation paid during the five prior calendar years. In the event of a change in control of the Company as of September 30, 2003, Messrs. Spencer and Mooney would have been entitled to an aggregate lump sum payment of approximately $383,000 and $364,000, respectively.

BENEFIT PLANS

     The Group Term Replacement Plan ("GTR") is a plan where the Bank applies for and owns a life insurance policy on the life of the employee. By way of a separate split dollar agreement, the policy interests are divided between the Bank and the employee. The Bank owns the policy cash surrender value, including the accumulated policy earnings, and the policy death benefits over and above the cash surrender value are endorsed to the employee and his or her beneficiary. For the fiscal year ended September 30, 2003, Messrs. Spencer, Windisch and Mooney had compensation of $589, $3,159 and $215, respectively, related to expenses of such death benefits insurance.

     The Salary Continuation Plan ("SCP") is a non-qualified executive benefit plan where the Bank agrees to pay the executive additional benefits in the future, usually at retirement, for a period of 15 years. For the fiscal year ended September 30, 2003, Messrs. Spencer, Windisch and Mooney had an accrued SCP benefit of approximately $100,000, $399,000, and $81,000, respectively, and such benefits under the SCP were vested for Messrs. Spencer and Windisch and not vested for Mr. Mooney. Mr. Windisch received benefit payments under the SCP of $35,250 for the fiscal year ended September 30, 2003.

STOCK AWARDS

     The following tables set forth information concerning options granted to the named executives and held by them as of September 30, 2003. The Company has not granted to the named executive officers any stock appreciation rights.

                                                    OPTION GRANTS TABLE

                                             OPTION GRANTS IN LAST FISCAL YEAR
                               ---------------------------------------------------------------
                                                                                                       POTENTIAL REALIZABLE
                                                                                                         VALUE AT ASSUMED
                                                                                                       ANNUAL RATES OF STOCK
                                                                                                      PRICE APPRECIATION FOR
                                      INDIVIDUAL GRANTS(1)                                                OPTION TERM(2)
------------------------------------------------------------------------------------------------      -----------------------
                              NUMBER OF         % OF TOTAL
                              SECURITIES          OPTION
                              UNDERLYING         GRANTED TO        EXERCISE OR
                                OPTION          EMPLOYEES IN        BASE PRICE   EXPIRATION
          NAME                GRANTED (#)       FISCAL YEAR          ($/SH)         DATE            5% ($)          10% ($)
         ------              ------------      -------------        --------       ------          --------        --------
Richard G. Spencer             4,950              9.91%             $17.27        12/31/12         $53,762         $136,243
William L. Windisch            5,500              11.01              17.27        12/31/12          59,736          151,382
Michael A. Mooney              3,850               7.71              17.27        12/31/12          41,815          105,967

-------------------------
(1) Under the terms of the 1997 Employee Stock Compensation Program, options to purchase shares of common stock were granted with an exercise price equal to the fair market value of the Common Stock on the date of grant. The options have a term of ten years and are immediately exercisable.
(2) The amounts represent certain assumed rates of appreciation only over 10-year period. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amount reflected in the table will be achieved. The values in the table are based upon the exercise price of $17.27.

                                            OPTION EXERCISES AND YEAR END VALUE TABLE

                        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
                        ------------------------------------------------------------------------
                                                                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                          UNDERLYING UNEXERCISED         IN-THE-MONEY OPTION
                                                                           OPTION AT FY-END (#)            AT FY-END(2)($)
                        SHARES ACQUIRED                                   ----------------------      -------------------------
          NAME            ON EXERCISE        VALUE REALIZED ($)(1)       EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
         ------          -------------       ------------------          -------------------------    -------------------------
Richard G. Spencer           6,500                $ 73,040                 37,697        --           $443,770      $    --
William L. Windisch           --                        --                 36,001        --            394,756           --
Michael A. Mooney             --                        --                 42,185        --            536,071           --

------------------
(1) Market value of the underlying securities at the date of exercise minus the exercise price, multiplied by the number of underlying securities.
(2) Market value of the underlying securities at fiscal year-end minus the exercise price, multiplied by the number of underlying securities.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee (the "Committee") of the Company consists of Directors Gales, Kastelic, Keefer, Nettrour, and Wilder, with Director Nettrour acting as Chairman. This committee also serves as the Compensation Committee for the Bank. Members of the Committee are non-employee directors of the Company and Bank. The Committee met once during the fiscal year to review the performance of the Bank's officers and employees, and to recommend compensation programs and salary actions for the Bank and its personnel.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Board of  Directors  has  assigned to the  Compensation  Committee  the responsibility of formulating the compensation packages of the executive officers and recommending those to the Board of Directors. The Committee met once during the past year. They reviewed the salaries, benefit programs and employment agreements of the executive officers and made pertinent recommendations regarding compensation increases and adjustments to the terms of the employment agreements.

     The Committee has established the following goals for the executive management compensation programs:

     o Motivate the executive officers to diligently pursue the enhancement of stockholder value.
     o Provide opportunities for the executives to earn compensation consistent with competitive norms in the community in which the Company operates.
     o    Reward the executives for achieving strategic performance initiatives.

     The references used by the Committee to aid in formulating their recommendation to the Board of Directors included an analysis of currently published compensation surveys, a comparison of the Company's base salary, bonus and benefit programs with those of savings banks and commercial banks of comparable size operating in the Company's geographic area, and the Company's current operating results. Additionally, the Committee reviewed the performance of and the contribution made by each executive officer during the year.

     In arriving at its recommendations for the President and Chief Executive Officer Richard G. Spencer's compensation for the year ended September 30, 2003, the Committee considered the overall profitability of the Company during the past year in addition to the other criteria mentioned above.

     Following extensive review by the Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for their approval. For additional information regarding the named executive officers' compensation, please refer to "Executive Compensation."

                  Compensation Committee:
                           Charles E. Nettrour (Chairman)
                           J. Robert Gales
                           Robert F. Kastelic
                           Oliver D. Keefer
                           Joanne Ross Wilder

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

     The Bank offers loans to its directors, officers and employees. However, all of such loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates, collateral and application fees, as those prevailing at the time for comparable transactions with non-affiliated persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

     Martin & Nettrour, Incorporated, an insurance brokerage and consulting firm of which Director Nettrour is president, provides insurance coverage for the Bank and its customers. On November 21, 2003, the Company repurchased 10,000 shares of Common Stock from the spouse of Director J. Robert Gales for $24.55 per share in a private transaction.

--------------------------------------------------------------------------------
                             STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

     The following graph compares the cumulative total shareholder return of the Common Stock with that of (a) the total return index for domestic companies listed on the Nasdaq Stock Market and (b) the total return index for banks listed on the Nasdaq Stock Market. These total return indices of the Nasdaq Stock Market are computed by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $1,000 at the market close on September 30, 1998 and the reinvestment of dividends when paid.

                     COMPARISON OF CUMULATIVE TOTAL RETURN


     [Line graph appears here showing 5-year cumulative total return on $1,000 invested in the Common Stock as compared to cumulative total returns on $1,000 invested in the Nasdaq Bank Index and Nasdaq Index, respectively. Line graph starts at September 30, 1998 and plots the cumulative total returns at September 30, 1999, 2000, 2001, 2002 and 2003. Plot points are shown below.]

========================================================================================================
                      9/30/98($)    9/30/99($)    9/30/00($)     9/30/01($)     9/30/02($)    9/30/03($)
                      ----------    ----------    ----------     ----------     ----------    ----------
Nasdaq U.S.             $1,000         1,631         2,170            887            699         1,065
Nasdaq Bank              1,000         1,065         1,141          1,294          1,367         1,591
Fidelity Bancorp         1,000           754           718            899          1,208         1,776
========================================================================================================

     There can be no assurance that the Common Stock performance will continue with the same or similar trends depicted in the graph above. The Company will not make or endorse any predictions as to future stock performance.

--------------------------------------------------------------------------------
                         INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

     Beard Miller Company LLP served as the Company's independent public accountant for the fiscal year ended September 30, 2003. The Board of Directors expects to renew the Company's arrangement with Beard Miller Company LLP for the fiscal year ended September 30, 2004. A representative of Beard Miller Company LLP is expected to be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

     KPMG LLP ("KPMG") served as the Company's independent auditors for the fiscal year ended September 30, 2002. On May 28, 2003, the Company notified KPMG of its decision to dismiss KPMG as its independent auditors. The decision to change accountants was approved by the audit committee of the Board of Directors. KPMG's reports on the Company's consolidated financial statements for the two fiscal years ended September 30, 2002 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with audits of the two fiscal years ended September 30, 2002 and any subsequent interim period preceding the date of the termination of their engagement, there were no disagreements or reportable events between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused them to make a reference to the subject matter of the disagreements or reportable events in connection with their reports.

AUDIT FEES

     The aggregate fees billed by the Company's independent auditors for professional services rendered for the audit of the Company's consolidated annual financial statements for the 2003 fiscal year and the reviews of the financial statements included in the Company's Forms 10-Q for the 2003 fiscal year were approximately $44,035.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     For the 2003 fiscal year, the Company's independent auditors did not render to the Company and its consolidated subsidiary professional services for financial information systems design and implementation.

ALL OTHER FEES

     The aggregate fees billed by the Company's independent auditors to the Company and its consolidated subsidiary for all other services other than those covered under "Audit Fees" for the 2003 fiscal year were approximately $25,348. These services consisted primarily of tax return preparation and research.

     The Audit Committee determined that the provision of the non-audit services listed under "All Other Fees" above were compatible with the independence of the auditors.

AUDIT COMMITTEE REPORT

     REVIEW OF AUDITED FINANCIAL STATEMENTS WITH MANAGEMENT.

     The Audit Committee reviewed and discussed the audited financial statement for the fiscal year ended September 30, 2003 with the management of the Company.

     REVIEW  OF  FINANCIAL   STATEMENTS  AND  OTHER  MATTERS  WITH   INDEPENDENT
ACCOUNTANT.

     The Audit Committee discussed with Beard Miller Company LLP ("Beard Miller"), the Company's independent accountants, the matters required to be discussed by the statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Beard Miller required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Beard Miller its independence.

     RECOMMENDATION THAT FINANCIAL STATEMENTS BE INCLUDED IN ANNUAL REPORT.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2003, for filing with the Securities and Exchange Commission.

         Audit Committee:
                  Oliver P. Keefer, Chairman
                  J. Robert Gales
                  Robert F. Kastelic
                  Joanne Ross Wilder

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2005, all stockholder proposals must be submitted to the Secretary at the Company's office, 1009 Perry Highway, Pittsburgh, Pennsylvania 15237 on or before September 12, 2004. Under the Company's bylaws, in order to be considered for possible action by stockholders at the 2005 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than December 13, 2004.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

     Stockholders wishing to communicate with the Board of Directors or a member thereof should address their communications c/o Secretary, Fidelity Bancorp, Inc., 1009 Perry Highway, Pittsburgh, Pennsylvania 15237.

     The Company's 2003 Annual Report to Stockholders accompanies this proxy statement. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference. THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2003, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FIDELITY BANCORP, INC., 1009 PERRY HIGHWAY, PITTSBURGH, PENNSYLVANIA 15237.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/ Annie G. McGrath

                                      ANNIE G. MCGRATH
                                      SECRETARY

Pittsburgh, Pennsylvania
January 9, 2004

                                                                      APPENDIX A

                             Fidelity Bancorp, Inc.
                             Audit Committee Charter

The Audit Committee is a committee of the Board of Directors. The Audit Committee's purpose is to oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements. The Audit Committee shall:

     o pre-approve all audit services and permissible non-audit services to be rendered by the independent auditor in accordance with Section 10A(i) of the Securities Exchange Act of 1934 (the "Act");
     o have sole authority to appoint, determine the funding for the outside auditors in accordance with Section 10A(m)(2) of the Act;
     o have the responsibility to establish procedures for complaints as set forth in Section 10A(m)(4) of the Act; and
     o have the authority to engage and determine funding for independent counsel and other advisors as set forth in Section 10A(m)(5) of the Act.

The membership of the Audit Committee shall be composed of at least three directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member. All members of the Committee shall be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

For purposes hereof, "independent" shall mean a director who meets the definition of "independence" as used in Item 7(d)(3)(iv) of Schedule 14A of the Securities Exchange Act of 1934 ("Exchange Act"). At least one member of the Audit Committee shall possess the qualifications to serve as an "audit committee financial expert" as defined under SEC rules pursuant to the Exchange Act. The designation of a person as an "audit committee financial expert" does not impose any duties, obligations or liability on the person that are greater than those imposed on such a person as a member of the audit committee in the absence of such designation.

In meeting its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board of Directors and shareholders that the accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

The Audit Committee may establish written policies and procedures for the pre-approval of audit and non-audit services to be performed by the outside auditor provided that these policies and procedures are detailed as to the particular service and do not result in the delegation of the Audit Committee's responsibilities to management. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve audit or non-audit services to be performed by the outside auditor provided that any such approvals are presented to the full Committee at its next scheduled meeting.

The Audit Committee will:

1.   Provide   an  open   avenue   of   communication   between   the   Internal
     Auditor/Compliance Officer, the independent accountant and the Board of Directors.

2.   Review and update the Committee's charter annually.

3. Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Audit Committee.

4.   Review  and  concur  in  the  appointment,   replacement,  reassignment  or
     dismissal of the Internal Auditor/Compliance Officer.

5. Confirm and assure the independence of the Internal Auditor/Compliance Officer and the independent accountant.

6. Inquire of management, the Internal Auditor/Compliance Officer and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

7. Consider, in consultation with the Internal Auditor/Compliance Officer and the independent accountant, the audit scope and plan of the internal auditors and independent accountant.

8. Review with the Internal Auditor/Compliance Officer and the independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

9. Consider and review with the independent accountant and the Internal Auditor/Compliance Officer:
     a. The adequacy of the Company's internal controls including computerized information system controls and security.
     b. Any related significant findings and recommendations of the independent accountant and Internal Auditor/Compliance Officer together with management's responses thereto.

10. Review with management and the independent accountant at the completion of the annual examination:
     a.   The Company's annual financial statements and related footnotes.
     b. The independent accountant's audit of the financial statements and their report thereon.
     c. Any significant changes required in the independent accountant's audit plan.
     d. Any serious difficulties or disputes with management encountered during the course of the audit.
     e. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

11.  Consider and review with  management  and the  Internal  Auditor/Compliance
     Officer:
     a.   Significant  findings  during  the  year  and  management's  responses thereto.
     b. Any difficulties encountered in the course of the audits, including any restrictions on the scope of work or access to required information.
     c. Any changes required in the planned scope of the audit/compliance review plan.
     d.   The internal auditing department budget and staffing.

12. Review with management and the independent accountant at the end of each quarter:
     a.   The Company's quarterly financial statements and related footnotes.
     b. The independent accountant's review of the financial statements and any comments they have thereon
     c. Any serious difficulties or disputes with management encountered during the review
     d. Other matters related to the conduct of the review which are to be communicated to the Committee under generally accepted auditing standards.

13. Review filings with the SEC, regulatory agencies and other published documents containing the Company's financial statements and consider whether the information contained therein is consistent with the information contained in the financial statements.
14. Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.
15.  Meet  with  the  Internal   Auditor/Compliance   Officer,  the  independent
     accountant and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.
16. Report Committee actions to the Board of Directors with such recommendations as the committee may deem appropriate.
17. The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.
18. The Committee shall meet at least four times per year or more frequently as circumstances require. At least once each year the Committee shall have separate private meetings in executive sessions with the independent auditors, management and the internal auditors. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.
19.  The Audit Committee will establish procedures for:
     a. the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and
     b. the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
20. Prior to the filing of audited financial statements with the Securities and Exchange Commission, obtain a report from the independent auditor of:
     (1)  all critical accounting policies and practices to be used;
     (2) all alternative treatments within generally accepted accounting principles and practices related to material items that have been discussed with management, including:
          (i)  ramifications  of the use of  such  alternative  disclosures  and treatments; and
          (ii) the treatment preferred by the auditor; and
     (3) other material written communications between the auditor and the management, such as any management letters or schedule of unadjusted differences.
21. The committee shall perform such other functions as assigned by law, the Company's charter or bylaws or the Board of Directors.

The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

                       THIS PAGE LEFT BLANK INTENTIONALLY


                                                        FIDELITY BANCORP, INC.
|X|      PLEASE MARK VOTES                                                                                                   WITH-
         AS IN THIS EXAMPLE                                                                                         FOR      HELD
                  ANNUAL MEETING OF STOCKHOLDERS                           1. The election as directors of the nomi-
                        FEBRUARY 10, 2004                                     nees listed below with the following
                                                                              terms (except as marked to contrary).   _        _
      The undersigned hereby appoints the Board of Directors of Fidelity                                             |_|      |_|
Bancorp, Inc. (the "Company") with full powers of substitution, to act as     ROBERT F. KASTELIC
attorneys and proxies for the undersigned, to vote all shares of Common       OLIVER D. KEEFER
stock of the Company that the undersigned is entitled to vote at the       INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL
Annual Meeting of Stockholders, to be held at the Perrysville              NOMINEE, INSERT THE NOMINEE'S NAME ON THE LINES PROVIDED
Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh,             BELOW.
Pennsylvania on Tuesday, February 10, 2004, at 5:00 p.m., eastern time     ________________________________________________
(the "Annual Meeting"), and at any and alladjournments thereof,            ________________________________________________
as follows:

                                                                           PLEASE CHECK BOX IF YOU PLAN TO ATTEND  ------ [ ]
                                                                           THE MEETING

                                                                           THIS  PROXY IS  SOLICITED  BY THE BOARD OF  DIRECTORS.

                                                                           THIS SIGNED  PROXY  WILL  BE  VOTED  AS   DIRECTED,
                                                                           BUT  IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED
                                                                           PROXY WILL BE VOTED FOR THE ABOVE  NOMINEES.  IF ANY
                                                                           OTHER BUSINESS IS PRESENTED AT THE ANNUAL  MEETING,
                                                                           THIS SIGNED PROXY WILL BE VOTED BY THOSE  NAMED IN
                                                                           THIS PROXY IN THEIR BEST JUDGMENT.  AT THE PRESENT
                                                                           TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER
                                                                           BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

                                                                           Should the undersigned be present and elect to vote at
                                    --------------------------             the Annual Meeting or at any adjournments thereof and
Please be sure to sign and date     |Date                     |            after notification to the Secretary of the Company at the
   this Proxy in the box below      |                         |            Annual Meeting of the stockholder's decision to terminate
--------------------------------------------------------------             this proxy, then the power of said attorneys and proxies
|                                                             |            shall be deemed terminated and of no further force
|                                                             |            and effect.
|Stockholder sign above        Co-holder (if any) sign above  |
--------------------------------------------------------------             The undersigned acknowledges receipt from the Company
                                                                           prior to the execution of this proxy of the notice of
                                                                           annual meeting of stockholders, a proxy statement dated
                                                                           January 9, 2004, and an annual report to stockholders.


-----------------------------------------------------------------------------------------------------------------------------------
                              Detach above card, sign, date and mail in postage-paid envelope provided.
                                                        FIDELITY BANCORP, INC.
                                         1009 PERRY HIGHWAY O PITTSBURGH, PENNSYLVANIA 15237

-----------------------------------------------------------------------------------------------------------------------------------
      Please  sign  exactly as your name  appears on the  envelope in which this was mailed. When signing as attorney, executor, administrator,  trustee or please give your full title. If shares are held jointly,  each holder should sign.

                                     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN
                                                  THE ENCLOSED POSTAGE-PAID ENVELOPE.
-----------------------------------------------------------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED,  PLEASE  CORRECT THE ADDRESS IN THE SPACE  PROVIDED AND RETURN THIS PORTION WITH THE PROXY
 IN THE ENVELOPE PROVIDED.

------------------------------------------------------------

------------------------------------------------------------

------------------------------------------------------------
